SUPPLEMENT TO THE
FIDELITY SHORT-TERM BOND PORTFOLIO AND
FIDELITY INVESTMENT GRADE BOND FUND
PROSPECTUS
DATED JUNE 24, 1995
Revised October 13, 1995
   On February 20, 1996, Fidelity Short-Term Bond Portfolio's name changed to Fidelity Short-Term Bond Fund.
The following information replaces the similar information found in the third paragraph of the section entitled "Investment Principles and Risks," beginning on page 11.
Investment Grade Bond invests in a broader range of debt securities, including lower quality securities, and has no stated maturity policy. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to bonds with maturities between five and 10 years.

FIDELITY SHORT-TERM BOND PORTFOLIO
FIDELITY INVESTMENT GRADE BOND FUND
FUNDS OF FIDELITY FIXED INCOME TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JUNE 24, 1995

   ON FEBRUARY 20, 1996, FIDELITY SHORT-TERM BOND PORTFOLIO'S NAME CHANGED TO FIDELITY SHORT-TERM BOND FUND.
MANAGEMENT CONTRACT. Effective January 1, 1996, FMR agreed to voluntarily adopt the revised group fee rate schedule shown below for purposes of calculating the group fee component of the management fee. The revised schedule provides for lower management fees as total assets under management increase, and it will be presented to shareholders for approval at the next shareholder meeting.
The following information replaces the "Group Fee Rate" and "Effective Annual Fee Rate" schedules found on page 22.
 GROUP FEE RATE SCHEDULE EFFECTIVE ANNUAL FEE RATES
Average Group   Annualized   Group Net    Effective Annual Fee
Assets           Rate         Assets      Rate

 0 - $  3 billion   .3700%    $ 0.5 billion   .5200%

 3 - 6              .3400      25             .4238

 6 - 9              .3100      50             .3823

 9 - 12             .2800      75             .3626

12 - 15             .2500     100             .3512

15 - 18             .2200     125             .3430

18 - 21             .2000     150             .3371

21 - 24             .1900     175             .3325

24 - 30             .1800     200             .3284

30 - 36             .1750     225             .3249

36 - 42             .1700     250             .3219

42 - 48             .1650     275             .3190

48 - 66             .1600     300             .3163

66 - 84             .1550     325             .3137

84 - 120            .1500     350             .3113

120 - 156           .1450     375             .3090

156 - 192           .1400     400             .3067

192 - 228           .1350     425             .1443

228 - 264           .1300     450             .1427

264 - 300           .1275     475             .1413

300 - 336           .1250     500             .1399

336 - 372           .1225     525             .1385

372 - 408           .1200     550             .1372

408 - 444           .1175

444 - 480           .1150

480 - 516           .1125

        Over 516    .1100